                                                                   EXHIBIT 10.15

STATE OF GEORGIA
COUNTY OF FULTON

     THIS LEASE, made this 13th day of June, 1997 between THE ATLANTA BOARD OF REALTORS EDUCATIONAL FOUNDATION, INC., having its principle office at 5784 Lake Forrest Drive, Suite 100, Atlanta, Georgia 30328 (hereinafter called "Landlord") and UC TELEVISION NETWORK CORP., having its principle office at 5784 Lake Forrest Drive, Suite 275, Atlanta, Georgia 30328 (hereinafter called "Tenant") and LILLY REALTY ASSOCIATES, INC., having its principle office at 5784 Lake Forrest Drive, Atlanta, Georgia 30328 (hereinafter called "Agent").

     1. Premises and Term. Landlord hereby leases to Tenant and Tenant hereby rents and leases from Landlord the following described space in Atlanta Realtors Center Tommie Jackson Building (herein called the "Building") being approximately 3,616 rentable square feet located in 255, 265, & 275 5784 Lake Forrest Drive, Fulton County, Georgia (herein called the "Premises"); Premises being more particularly shown and outlined on the plan attached hereto as Exhibit "A" and made a part hereof, FOR A TERM of 36.5 MONTHS to commence on the 15 day of July, 1997 and to end at 6:00 P.M. on the last day of July, 2000 (herein called the "Term"). No easement for light and air is granted hereunder.

     2. Rental and Covenants to Pay Rent. (a) Tenant shall pay to Landlord through Lilly Realty Associates, Inc. or at such other place as Landlord may designate in writing without demand, deduction or set-off, annual rental at the rate of $61,465.20 per year (herein called "Base Rental"), payable in equal monthly installments of $5,122.10 in advance on the first day of each calendar month during Term, subject to adjustment as provided in this paragraph.
However, the rental shall be no less than the initial base rental as specified above. (A prorated monthly installment shall be due on the first and last month of Term should Term begin or end on other than the first or last day of the calendar month.)

     (b) Commencing with the second lease year of the Term hereof, and in each lease year in which the Consumer Price Index For All Urban Consumers, U.S. City Average for all items (1967 = 100), or its successor index, published by the United States Bureau of Labor Statistics (herein called the "Index") for the first full calendar month of such year shows an increase in the cost of living over the level of the cost of living in the first full calendar month of the first lease year of the term hereof (the "Base Month"). Tenant shall pay to Landlord in each month of such lease year an amount or average rent computed as follows (i) Determine the percentage increase in the cost of living as shown by such Index from its level for the Base Month to its level for the first calendar month of such later lease year (the "Average Percentage"); (ii) Multiply the Average Percentage times the base monthly rental to find the average rent. Such average rent shall be paid at the same time as payment of the base monthly rental. No average rent shall be payable hereunder until Landlord shall have delivered to Tenant a copy of the Index for the Base Month and for the first calendar month of each lease year during the lease term for which average rent is sought, together with a computation of the amount of average rent payable for each month for such lease year. Pending the determination of the additional amount if any, to be paid by the Tenant, Tenant shall continue to pay the base monthly rental and when the amount of the average rent for each month has been determined, Tenant, on the first day of the month immediately following the furnishing by Landlord to Tenant of the computations hereof shall pay to Landlord the number of installments that shall have elapsed from the commencement of the lease year in question up to and including the first day of such month. The average rent plus the previous Base Rent becomes the New Base Rent to be escalated the following year.

     3. Additional Rental. All payments, other than those previously specified above, as required in this Lease by Landlord to Tenant shall be deemed to be and shall become additional rent hereunder, whether or not the same shall be designated as such and shall be due and payable along with usual rental payments subject to the same conditions and remedies as exist for said rental payments.

     4. Late Charges. Any rental due Landlord under this Lease shall be considered past due for purposes hereof on the tenth day of any month, and shall incur a monthly service charge of 1 1/2% per month for that and each subsequent month past due. Any other amounts payable to Landlord under this Lease, with the exception of rent, shall be considered past due 30 days from Landlord's billing date and shall incur a monthly service charge of 1 1/2% for that and each subsequent month past due. (A monthly rate of 1 1/2% is equivalent to an annual percentage rate of 18%.)

     5. Security Deposit. Prior to occupancy, Tenant will pay to Landlord, as a security deposit, the amount of $75,122.10. Such deposit is refundable to Tenant within 30 days following satisfactory completion of all terms of this Lease and provided that no defective conditions, other than normal wear and tear are left unrepaired by Tenant and that Tenant does not owe Landlord any debts. Any portion of said deposit not required to reimburse Landlord for Landlord's expense in repairing defective conditions caused by Tenant or for paying amounts owed by Tenant to Landlord, shall be refunded to Tenant as provided above, in case of foreclosure or deed in lieu of foreclosure by any lender such as lender is not liable to return escrow deposit placed with Landlord, however, lender must comply with all obligations to Tenant under this Lease and Georgia Law.

     6. Acceptance of Premises. Landlord or Landlord's agents have made no representations or promises with respect to the said building, leased premises, or this Agreement except as herein expressly set forth. The taking possession of the leased premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts same "as is" and that said premises and the building of which the same form a part are called for the use intended by Tenant and were in good and satisfactory condition at the time such possession was so taken.

     7. Commencement. The date on which possession of the leased premises is taken by Tenant will establish the commencement of rent on this Lease if possession is taken before the 15th day of July, 1997. If for any reason Landlord fails to deliver the leased premises ready for occupancy on the above date, this Lease shall remain in full force and effect and Landlord shall have no liability to Tenant due to delay in occupancy and rental shall commence when said premises are ready for occupancy. If a delay in having premises ready for occupancy is occasioned by Tenant, or if leased premises are ready for occupancy on the above date but Tenant does not like occupancy, rental in either case still commences as of the above date. Moreover, the Term of this Lease shall be proportionately extended for an additional period of time to the end that this Lease shall provide for a full Term as herein provided.

     8. Surrender of Premises. Upon the expiration or other termination of this Lease, tenant shall quit and surrender to Landlord the premises, broom clean, and in the same condition as on the commencement of the term, normal wear and tear only excepted, and Tenant shall remove all of its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the term of the Lease or any renewal thereof falls on Sunday, this Lease shall expire on the business day immediately preceding.

     9. Repair by Tenant and Removal of Improvements and Alterations Upon Termination. (a) Tenant accepts Premises in their present condition as suited for the use intended by Tenant. Tenant will, at Tenant's expense, take good care of Premises and the fixture and appurtenances therein, and will suffer no active or permissive waste or injury thereof; and Tenant shall, at Tenant's expense, but under the direction of Landlord, promptly repair any injury or damage to Premises or Building caused by the misuse or neglect thereof, or by persons permitted on Premises by Tenant or Tenant moving in or out of Premises.

     (b) Tenant will not, without Landlord's written consent, make any alterations, additions or improvements in or about Premises and will not do anything to or on the Premises which will increase the rate of fire insurance on the Building. All alterations, additions or improvements (including but not limited to, carpets, drapes and drape hardware) made or installed by Tenant to Premises shall become the property of Landlord at the expiration of this Lease. Landlord reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant; Tenant further agrees to do so prior to the expiration of Term or within thirty )3-_ days after expiration of this Lease.

     (c) No later than the last day of Term, Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of said property and surrender Premises (together with all keys to Premises) in as good a condition as they were at the beginning of Term, reasonable wear and damage by fire, the elements or casually excepted.
All property of Tenant remaining on Premises after expiration of Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for cost of removing the same, subject however, to Landlord's rights to require Tenant to remove any improvements or additions made to Premises by Tenant pursuant to the preceding subparagraph (b).

     (d) In doing any work of any nature in, to or about Premises, Tenant will use only contractors or workmen approved by Landlord. Tenant shall promptly remove any lien for material or labor claimed to be furnished to Premises on Tenant's or any subtenant's credit.

     10. Maintaining Food or Drink Machines on Premises. (a) Tenant shall maintain no food or drink coin operating vending machines within Premises or Building without the written consent of Landlord; such consent shall not preclude Landlord from charging Tenant for utility costs thereof under Paragraph 13(c).

     (b) Tenant agrees that all personal property, including machines permitted by Landlord under the preceding subparagraph (a), brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant and Landlord shall not be liable for theft thereof or of money deposited therein or for any damages thereto; such theft or damage being the sole responsibility of Tenant.

     11. Repairs by Landlord. Landlord shall not be required to make any repairs to Premises except repairs necessary for safety and tenantability.

     12. Purpose. Tenant shall use and occupy Premises as Office only. Tenant's use of Premises shall not violate any ordinance, law or regulation of any governmental body at the "Rules and Regulations" of Landlord, as made a part hereof, and shall not create any nuisance or trespass. Moreover, Tenant agrees to conduct its business in a manner according to the generally accepted written code of ethics or business principles of the business or profession in which Tenant is engaged.

     13. Services - Water, Cleaning and Electricity. Landlord shall furnish the following services without charge:

     (a) Air conditioning in Landlord's judgment sufficient to reasonably cool or heat the Premises, at the proper season, during reasonable hours (8:00 A.M. to 6:00 P.M. on Mondays through Fridays, inclusive and 8:30 A.M. to 1:00 P.M. on Saturdays) on normal business days, except holidays observed by national banks in Atlanta, Georgia as legal holidays.

     (b) Restroom: facilities including water, paper towels, and toilet tissue reasonably used on the premises.

     (c) Janitorial services each Monday through Friday, except holidays observed by national banks in Atlanta, Georgia as legal holidays.

     (d) Electric current for lighting and for small business machines only (e.g. typewriters and other small office equipment) using 110 volt, 20 AMP circuits. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord's prior written consent in each instance (which shall not be unreasonably withheld) connect any additional items (such as electric heaters, data processing equipment or copy machines) to the Buildings electrical distribution system, or make any alterations or addition to such system. Should Landlord grant such consent, all additional circuits or equipment required therefor shall be provided by Landlord and the reasonable cost thereof shall be paid by Tenant upon Landlord's demand

     (e) If Tenant uses an excessive amount of any of the services enumerated in this Paragraph, then Landlord reserves the right to charge Tenant as additional rent a reasonable sum for such excess.

     (f) Landlord shall in no way be liable for cessation of any of the above services caused by strike, accident or reasonable breakdown, nor shall Landlord be liable for damages from any of the fixtures or equipment in the Building being out of repair, or for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, water apparatus, or for any damages arising out of failure to furnish the services enumerated in this Paragraph 13.

     14. Destruction or Damage to Premises. If Premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake, or other casualty, this Lease shall terminate as of the date of such destruction or damage and rental shall be accounted for as between Landlord and Tenant as of that date. If Premises are damaged but not rendered wholly untenantable by any such casualty, rental shall abate in proportion as the Premises have been damaged and Landlord shall restore as speedily as practicable, whereupon full rent shall re-commence.

     15. Rules and Regulations. Tenant will observe and comply with the "Rules and Regulations" attached hereto and made a part hereof, and such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building and the comfort, quietness and convenience of other occupants of the Building.

     16. Default Clause. If Tenant defaults for 3 days after written notice thereof in paying said rent; or if Tenant defaults for 30 days after written notice thereof in performing any other or his obligations hereunder; or if Tenant is adjudicated a bankrupt, or if a permanent receiver is appointed for Tenant's property, including Tenant's interest in Premises, and such receiver is not removed within 60 days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; or if Premises or Tenant's effects or interest therein should be levied upon or attached under process against Tenant, not satisfied or dissolved within 30 days after written notice from Landlord to Tenant to obtain satisfaction thereof, then, and in any of the said events, Landlord at his option may at once, or anytime thereafter (but only during continuance of such default or condition) terminate this Lease by written notice to Tenant; whereupon this Lease shall end. After an authorized assignment of subletting, the occurring of any of the foregoing defaults or events shall effect this Lease only if caused by or happening to the assignee or sublessee. Upon such termination by Landlord, Tenant will at once surrender possession of Premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such forces as may be necessary without being guilty of trespass, forcible entry or detainer of other tort.

     17. Re-Letting by Landlord. Landlord, as Tenant's agent, without Termination of this Lease, upon Tenant's breaching this Agreement, may at Landlord's option enter upon and rent Premises at the best price obtainable by reasonable effort, without advertisement, and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on re-letting.

     18. Early Termination. No termination of this Lease prior to the normal ending thereof by lapse of time or otherwise shall affect Landlord's right to collect rent for the period prior to termination thereof.

     19. Assignment and Subletting. Tenant may not, without the prior written consent of Landlord endorsed hereon, assign this lease or any interest thereunder, or sublet Premises or any part thereof, or permit the use of Premises by any party other than Tenant. Landlord shall not unreasonably withhold said consent. Consent by Landlord to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon prior written consent of Landlord. Sublessees or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder without relieving Tenant's liability. In the event Tenant notifies Landlord of Tenant's intent to sublease or assign this lease, Landlord shall within thirty (30) days from receipt of such notice (i) consent to such proposed subletting, or (ii) refuse such consent, or (iii) elect to cancel this lease. In the event of Landlord's election to cancel, Tenant shall have ten (10) days from receipt of such notice to notify Landlord's of Tenant's acceptance of such cancellation or Tenant's desire to remain in possession of premises under the terms and conditions and for the remainder of the Term of this Lease. In the event Tenant fails to so notify Landlord of Tenant's election to accept termination or to continue as Tenant hereunder, such failure shall be deemed an election to terminate and such termination shall be effective as of the end of the 10-day period provided for in Landlord's notice as hereinabove provided. No assignment or subletting shall apply or be permitted other than during the initial Term of this Lease. Options or extensions, if any, are available exclusively to the original Tenant.

     20. Eminent Domain. If all or any part of Premises or the land on which Building stands or any estate therein are taken by virtue of eminent domain or conveyed or leased in lieu of such taking, this Lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award or any payment in lieu thereof, provided, however, that widening of streets abutting the land on which the Building stands shall not effect this Lease, provided no part of the Building is so taken.

     21. Entry for Carding and Repairs. Landlord may enter Premises at reasonable hours with prospective purchasers or tenants or to inspect Premises or to make repairs required by Landlord under the terms hereof or repairs to adjoining space within the Building.

     22. Transfer of Tenants. Landlord reserves the right, if premises contain less than 1,500 square feet, at its option and upon giving 30 days written notice in advance to the Tenant to transfer and remove the Tenant from Premises to any other available rooms and offices of substantially equal size and area and equivalent rental in the Building of which Premises are a part. Landlord shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space substantially conform in layout and appointment with the original Premises.

     23. Subordination. This Lease shall be subject and subordinate to all underlying leases and to security deeds which may now or hereafter affect this Lease or the real property of which Premises form a part, and also to all renewals, modifications, consolidations and replacements of such underlying leases and such security deeds; provided, however, that should this Lease or rights to collect rent hereunder be assigned to a holder of any security deed as security for any loans, then this Lease shall not be subordinate to such security deed. In confirmation of the subordinate set forth in this Paragraph 23, Tenant shall, at Landlord's request, execute and deliver such further instruments as may be desired by any holder of a security deed or by any lessor under any underlying letter.

     24. Indemnity and Hold Harmless. Notwithstanding that joint concurrent liability may be imposed upon Landlord by law, Tenant shall indemnify, defend and hold harmless the Landlord and Premises, at Tenant's expense against (i) any default by Tenant or sub-tenant hereunder; or (ii) any act of negligence of Tenant or its agents, contractors, employees, invitees or licensees; or (iii) all claims for damages to persons or property by reason of the use or occupancy of Premises. Moreover, Landlord shall not be liable for any damage or injury to Premises, to Tenant's property, to Tenant, its agents, contractors, employees, invitees or licensees, arising from any use or condition of Premises, the Building, or any sidewalk or entranceway serving the Building, or the act of neglect of co-tenants or the malfunction of any equipment or apparatus serving the Building. Any and all claims for any damages referred to in this Paragraph are hereby waived by Tenant.

     25. Tenant's Fire and Extended Insurance Coverage and Waiver of Subrogation Thereunder. Tenant shall carry fire and extended coverage insurance insuring its interest in Tenant's improvements in Premises and its interest in its office furniture, equipment and supplies, and Tenant hereby waives any rights of action against Landlord for loss or damage covered by such insurance and Tenant covenants and agrees with Landlord that it will obtain a waiver from the carrier of such insurance releasing carrier's subrogation rights as against Landlord.

     26. Remedies Cumulative. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

     27. Holding Over. In the event of holding over by Tenant subsequent to the expiration or other termination of this Lease and without regard to Landlord's acquiescence or consent, Tenant shall pay as liquidated damages a monthly rent double the monthly rent payable immediately prior to such expiration or termination of this Lease for the duration of such period. Additionally, during such holding over without Landlord's acquiescence and without any express agreement of the parties, the Tenant shall be a tenant on a month-to-month basis which tenancy shall be terminated absolutely and without remedy upon thirty (30) days written notice of such intent by either party. There shall be no renewal of this Lease by operation of law.

     28. No Waiver or Changes. The failure of either party to insist in any instance on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot be changed or terminated orally.

     29. Marginal Notations. The marginal notations in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

     30. Notice. (a) Any notice by either party to the other shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail addressed (i) if to Tenant, at the Building, and (ii) if to Landlord's address set forth above, or at such other address for either party as that party may designate by notice to the other; notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed, upon the mailing thereof.

     (b) Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings, the person in charge of Premises at the time or occupying Premises; and if there is no person in charge of occupying same, then such services may be made by attachment thereof on the main entrance to Premises.

     31. Heirs and Assigns. The provisions of this Lease shall bind and endure to the benefit of Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns; it being understood that the term "landlord", as used in this Lease, means only the owner, or the mortgagor in possession or the lessee for the time being of the land and Building of which Premises are a part, so that in the event of any sale or sales of said property or of any lease thereof, or if the mortgagee shall take possession thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the land and Building. Should the land and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed "Landlord."

     32. Entire Agreement. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect.

     33. Attorney's Fees and Homestead. If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay fifteen per cent (15%) thereof as attorney's fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under
this Lease.   Tenant hereby assigns to Landlord his homestead and exemption.

     34. The Parties. "Landlord" and "Tenant" and "Agent", and pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership or individual , as may fit the particular parties.

     35. No Estate In Land. Tenant has only usufruct under this Agreement, not subject to levy and sale; no estate shall pass out of Landlord.

     36. Time of Essence.  Time is of the essence of this Agreement.

     37. Commission Agreement. Landlord and Tenant hereby acknowledge that a Commission has been negotiated between Landlord and Agent on the Lease and that the terms of said Commission are detailed in the Special Stipulations which are attached herein.

     38. Special Stipulations. Special Stipulations shall control if in conflict with any of the foregoing provisions of this Lease.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in quadruplicate, the day and year first above written.

Signed, sealed and delivered               UC TELEVISION NETWORK CORP.
in the presence of:**

/s/ Neil H. Dickson                        /s/ Jason Elkin               (SEAL)
-----------------------------              ------------------------------
Witness                                    (Authorized Signature)


/s/ Shannon Wiggins                                                      (SEAL)
-----------------------------              ------------------------------
Notary Public                              (Authorized Signature)

Signed, sealed and delivered               LANDLORD:
in the presence of:**
                                           /s/ R.J. McCrory II           (SEAL)
-----------------------------              ------------------------------
Witness                                    By Landlord (or its authorized agent)


                                                                         (SEAL)
-----------------------------              ------------------------------
Notary Public                              By Landlord (or its authorized agent)

Signed, sealed and delivered               AGENT:
 in the presence of:**
                                           /s/ Ben Lilly                 (SEAL)
-----------------------------              ------------------------------
Witness


-----------------------------
Notary Public


 FOLLOWING THE EXECUTION, THE ORIGINAL AND ONE COPY HEREOF SHALL BE RETURNED TO
                                    LANDLORD

NOTE: * If Tenant is a corporation, two authorized officers must execute this Lease in their appropriate capacity for Tenant, affixing the Corporate Seal.

       ** Two witnesses are required, one of whom must be a Notary Public, who must affix his notarial seal and stamp indicating the expiration of his commission.

                             RULES AND REGULATIONS
       (which are referred to in the within Lease and made a part hereof)

1. The sidewalks, entry passages, corridors, halls, and stairways shall not be obstructed by Tenant, or used by them for any purpose other then those of ingress and egress.

2. The water closet and other water apparatus, shall not be used for any other purpose than those for which they were constructed, and no sweepings, rubbish, or other obstructing substances shall be thrown therein.

3. No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building. Window shades, blinds or curtains of a uniform color and pattern only, as specified by Landlord, shall be used throughout the Building to give a uniform color exposure through exterior windows. No awnings shall be placed on Building.

4. No tenant shall do or permit to be done in Building, or bring or keep anything thereon, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in Building or interfere in any way with other tenants or those having business with them. No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Landlord. No part of Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in the Building by Tenant without Landlord's permission.

5. Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking care of Premises.

6. No animals, birds, bicycles, or other vehicles shall be allowed into the offices, halls, corridors, or elsewhere in the Building.

7. No painting shall be done, nor shall any alterations be made, to any part of Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork, ceiling, floor or walls, nor shall any connections be made to the electric wire or gas or electric fixtures, without the consent in writing on each occasion of Landlord or its agent. All glass, locks and trimmings in or upon the doors and windows of Building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced and put in order under direction and to the satisfaction of Landlord, or its agent, and shall be left whole and in good repair. Tenant shall not deface Building, the woodwork or the walls of the Premises.

8. No more than two keys or security cards for each office (or the equivalent of one key for each approximately 400 square feet) will be furnished tenants without charge. Tenants shall not, under any circumstances, have duplicate keys made. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenants at the termination of their Lease of the Premises shall return to Landlord all keys and security cards to doors in Building.

9. Landlord in all cases retains power to prescribe the weight and position of iron safes, files having excessive weight, or other heavy articles. Any damage done to Building or to tenants or to other persons by taking a safe or other heavy article in or out of Premises, for overloading a floor, or in any other manner shall be paid for by Tenant causing such damage.

10. If tenants require wiring for a bell or security buzz system, such wiring shall be done by electrician of Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord. If telegraphic or telephone services are desired, the wiring for same shall be done as directed by the electrician of Building, or by some employee of Landlord who may be instructed by the superintendent of Building to supervise them, and no boring or cutting for wiring shall be done unless approved by Landlord or its agents.

11. Parking facilities supplied by Landlord for Tenants shall be used for vehicles that may occupy a standard parking area only (i.e. 8' x 15'). Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle or trailer regardless of size.

12. Tenants shall use chair pads under all roller equipped chairs to protect carpeting from undue wear and tear.

13. The Landlord shall not be responsible to any Tenant for the non-observance or violations of any of these Rules and Regulations by any other tenants.

                                  EXHIBIT "B"
                       ATLANTA BOARD OF REALTORS BUILDING
                              SPECIAL STIPULATIONS

     1. Paragraph 16 (Default Clause) of the Standard Office Building Lease is deleted in its entirety and the following is substituted in lieu thereof:

          16. Events of Default. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (1) Tenant fails to pay the rental as provided for herein; (2) Tenant abandons or vacates the Premises; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (4) Tenant is adjudicated bankrupt; (5) a permanent receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (6) Tenant, either voluntarily or involuntarily, takes advantage of any debtor relief proceedings for benefit of creditors; or (7) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

     2. Paragraph 17 (Re-Letting by Landlord) of the Standard Office Building Lease is deleted in its entirety and the following is substituted in lieu thereof:

          17. Remedies Upon Default. Upon the occurrence of any Event of Default, Landlord may pursue any one or more of the following remedies, separately or concurrently, without any notice (except as specifically provided here) and without prejudice to any other remedy herein provided or provided by law; (a) if the Event of Default involves nonpayment of rental, and Tenant fails to cure such default within three (3) days after receipt of written notice thereof from Landlord, or if the Event of Default involves a default in performing any of the terms of provisions of this Lease other than the payment or rental, and Tenants fails to cure such default within thirty (3) days after the receipt of written notice of default from Landlord, Landlord may terminate this Lease by giving written notice to Tenant and, upon such termination, shall be entitled to recover from the Tenant damages in an amount equal to all rental which is then due and would otherwise have become due throughout the remaining term of this Lease, or any renewal or extension thereof (as if this Lease had not been terminated); or (b) if the Event of Default involves any matter other than those set forth in items (a) of this Paragraph 17, Landlord may terminate this Lease by giving written notice to Tenant, and upon such termination, shall be entitled to recover from the Tenant damages in an amount equal to all rental which is then due and which would otherwise have become due throughout the remaining term of this Lease, or any renewal or extension thereof (as if this Lease had not been terminated) or upon any Event of Default Landlord may give to Tenant written notice of such default and advise Tenant that unless such default is cured within ten days after receipt of such notice, the entire amount of the rental for the remainder of the term of this Lease, or any renewal or extension thereof, shall immediately become due and payable upon the expiration of the ten day period, and thereafter, unless all the terms and provisions of this Lease are fully complied with by the Tenant with said ten-day period, the entire amount of said rental thereupon become immediately due and payable without further notice to Tenant; or (d) upon any Event of Default, Landlord, as Tenant's agent, without terminating this lease may enter upon and rent the Premises, in whole or in part, at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting; provided, however, that Landlord, shall not be considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of Tenant's default. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith reenter the Premises and repossess itself thereof, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

     3. Paragraph 3 (Late Charges) of the Standard Office Building Lease is deleted in its entirety and the following is substituted in lieu thereof:

          4. Late Charges. Time is of the essence of this agreement and if Landlord elects to accept rent after the tenth (10th) day of the month, a late charge of five percent (5%) of the monthly rent will be due as additional rent. Tenant agrees to tender all late rents to management in the form of cashier's check, certified check, or money order. In the event Tenant's rent check is dishonored by the bank, Tenant agrees to pay Landlord $25.00 as a handling charge and, if appropriate, the late charge. Returned checks must be redeemed by cashier's check, certified check or money order. In the event more than one check is returned, Tenant agrees to pay all future rents and charges in the form of cashier's check, certified check or money order. Any other amounts payable to Landlord under this lease with the exception of rent, shall be considered past due 30 days from Landlord's billing date and each subsequent month past due. (A monthly rate of 5% is equivalent to an annual percentage rate of 60%.)


     5. Lilly Realty Associates, Inc. is representing the Landlord in this lease and shall be paid a commission by Landlord as follows:

          AGENT'S COMMISSION.  Landlord agrees to pay Lilly Realty Associates,
          ------------------
          Inc., hereinafter called Agent, as compensation for services rendered in procuring this lease, five percent (5%) of all rentals thereafter paid by Tenant to Landlord. Landlord, with consent of Tenant, hereby assigns to Agent the above described base rents hereunder. Landlord agrees if this lease is extended, or if new lease is entered into between Landlord and Tenant covering the premises, or any part thereof, or if Tenant remains in leased premises as a tenant at will, without a written lease, then in either of said events, Landlord in consideration of Agent's having procured Tenant hereunder, agrees to pay Agent five percent (5%) of all rentals paid to Landlord by Tenant under such extension, new lease, or continuance. Agent agrees that, in the event Landlord should sell the premises, and upon Landlord's furnishing Agent with an agreement signed by the purchaser assuming Landlord's obligations to Agent hereunder, Agent will release Landlord named herein from any further obligations to Agent hereunder. Tenant agrees that if this lease is validly assigned by him, Tenant will secure from assignee an agreement in writing recognizing assignment held by Agent, and agreeing to pay rental to Agent herein named during period covered by this lease. Agent is a party to this contract solely for the purpose of enforcing his rights under this paragraph and it is understood by all parties hereto that Agent is acting solely in the capacity as Agent for Landlord, to whom Tenant must look as regards all covenants, agreements and warranties herein contained, and that Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this lease. Any voluntary cancellation of this lease shall not nullify Agent's right to collect the commission due for the remaining term hereof.

     6. The Floor Plan, marked Exhibit "A", shows that the area in Suites 255, 265 and 275 is 3,616 rentable square feet. Both parties acknowledge that the actual rentable square feet shall be defined as the actual usable square feet using the BOMA standard of measurements times a common area factor of 1.15, and that the actual usable square feet shall be approximately 3,144 usable square feet.

     7. The cost to Tenant for extra hours HVAC shall be $10/hour per thermostat.

     8. As to certain existing Tenant improvements, the terms and conditions of that certain letter dated October 12, 1993, shall remain in full force and effect and Tenant shall be entitled to keep the items set forth in said letter, except for the double entrance doors, which shall remain at the Premises.

     9. The Lease shall supersede and replace all prior leases between Tenant and Landlord.

     10. Landlord shall provide up to $4.00 per usable square feet ($12,576.00) as tenant allowance for improving the premises. Tenant desires to have a rest room constructed in existing right front office in Suite 275 and a doorway connecting between Suite 265 and 275. All tenant improvements shall be approved and supervised by Landlord and the cost for any tenant improvements which exceed the said tenant finish allowance shall be paid for by tenant by monthly payments to the Landlord calculated by taking the excess of the total tenant improvement costs and subtracting the said tenant improvement allowances, then amortizing that difference over the remaining term of the lease (to the nearest month) at an annual percentage rate of 10% per annum in equal monthly payments which shall be due and payable on the first day of each month during the remaining lease term.

                ATLANTA REALTORS CENTER TOMMIE JACKSON BUILDING

                                ATLANTA, GEORGIA


STATE OF GEORGIA
COUNTY OF FULTON

                                 LEASE ADDENDUM
                                 --------------

WHEREAS THE ATLANTA BOARD OF REALTORS EDUCATIONAL FOUNDATION, INC. jointly and severally, first party (hereinafter called "Landlord"); and UC TELEVISION NETWORK CORP., jointly and severally, second party, (hereinafter called "Tenant") entered into a lease agreement dated the 13th day of June, 1997, covering a certain area located in the Atlanta REALTORS Center Tommie Jackson Building located at 5784 Lake Forrest Drive, Atlanta, Georgia 30328 known as Suite 255, 265 and 275, to which lease agreement reference is hereby made as though the same were a part hereof; and

WHEREAS, the parties hereto desire to change the said lease, effective November 1, 1997 in accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

1.     PARAGRAPH 1 (PREMISES AND TERM) shall be amended as follows:

       The second line of Paragraph 1 that reads "being approximately 3,616 rentable square feet located in 255, 265 and 275" shall be changed to read "being approximately 4,656 rentable square feet located in Suites 255, 265, 275
                     -----                                 --------------------
and 295 ..."
-------

2. PARAGRAPH 2 (RENTAL AND COVENANTS TO PAY RENT) shall be amended as follows:

       The first sentence that reads "...annual rental rate of $61,465.20 per year (herein called "Base Rental"), payable in equal monthly installments of $5,122.10 ..." shall be amended to read "...annual rental rate of 79,162.20 per
                                                                  ---------
year (herein called "Base Rental", payable in equal monthly installments of

$6,596.85 ...".
---------

3. The intent of this Amendment is to add Suite 295 to the existing lease and incorporate that area in Suite 295 and the rental rate for the area into one inclusive lease. Exhibit "A-1" of this amendment is the floor plan of Suite 295 and is attached hereto and made a part hereof.

4. Paragraph 6 of Exhibit "B" Special Stipulations of the lease shall be deleted in its entirety and the following added in its place:

       The Floor Plans, marked Exhibit "A" and "A-1" show that the area in Suite 255, 265, 275 and 295 is 4,656 rentable square feet. Both parties acknowledge that the actual rentable square feet shall be defined as the actual usable square feet using the BOMA standard of measurements times a common area factor of 1.15, and that the actual usable square feet shall be approximately 4,049 usable square feet.

5. All other terms and conditions of the aforesaid lease shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on this 31st day of October, 1997.


                                                TENANT
ATTEST                                          UC TELEVISION NETWORK CORP.

/s/ Tracy Howard                                By:  /s/ Jason Elkin
----------------------------                       -----------------------------
Witness                                         Its Chief Executive Officer


/s/ Nancy L. Elliott
----------------------------
Notary Public

                                                LANDLORD
                                                The Atlanta Board of REALTORS
                                                Educational Foundation, Inc.

/s/ Tracy Howard                                By:  /s/   R.J. McCrory II
----------------------------                       -----------------------------
Witness                                         Executive Vice President


/s/ Thomas Body
----------------------------
Notary Public